Exhibit 10.3

Execution Version

GWG HOLDINGS, INC.,

AND

THE TRUST ADVISORS TO THE SELLER TRUSTS LISTED ON SCHEDULE A

HERETO

ORDERLY MARKETING AGREEMENT

December 27, 2018

ORDERLY MARKETING AGREEMENT

THIS ORDERLY MARKETING AGREEMENT (the “OMA”) is entered into on December 27, 2018 (the “Effective Date”) by and among GWG Holdings, Inc., a Delaware corporation (“GWG”), and the Trust Advisors to the Seller Trusts listed on Schedule A hereto (the “Trust Advisors”), and any other person or entity that becomes a party to this Agreement by executing and delivering a joinder hereto in the form attached as Exhibit A. Each of GWG and the Trust Advisors may be referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS, on January 18, 2018, GWG, the Trust Advisors and certain other entities entered into that certain Amended and Restated Master Exchange Agreement, with effect from January 12, 2018, as amended from time to time (the “Master Agreement”); and

WHEREAS, the Trust Advisors are at all times acting hereunder as the representatives of and for the benefit of each Seller Trust named in the Master Agreement;

WHEREAS, pursuant to Section 8.6 of the Master Agreement, GWG and the Trust Advisors agree to negotiate in good faith the terms of an agreement with one or more nationally recognized bulge bracket investment banks for the orderly marketing and resale of certain shares (the “Shares”) of common stock, par value $0.001 per share (the “Stock”) of GWG issued in reliance upon available exemptions from the Securities Act of 1933, as amended (the “Act”), under the terms of the Master Agreement to such Seller Trusts for the purpose of facilitating the establishment of a broader shareholder base and creating on-going liquidity in Stock;

WHEREAS, contemporaneous with the execution of this OMA, the Trust Advisors and certain other entities are entering into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which GWG is agreeing to file a registration statement on Form S-1 or other appropriate form (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) for the public offering of the Shares;

WHEREAS, the entry into this OMA is a condition to the obligation of each of GWG and the Seller Trusts to consummate the various transactions contemplated by the Master Agreement;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Section 1. Orderly Marketing.

1.1 The shares of Stock held by each Seller Trust and subject to this OMA shall be as set out on Schedule A hereto, which Schedule may be amended from time to time in writing by the Parties in accordance with Section 4.1 below.

1.2 It is the goal of the Seller Trusts to have all of the Shares sold, on a pro-rata basis, in three or more tranches (each a “Tranche”) commencing not earlier than six (6) months after the Effective Date with the resale of all of the shares of Stock completed as soon as practicable after the Effective Date.

1.3 [Reserved].

1.4 The Seller Trusts and GWG intend to retain one or more nationally recognized bulge bracket investment banks (the “Bank”) for the orderly marketing and resale of Shares pursuant to a separate engagement letter (the “Engagement Letter”) to advise them in connection with the sale of the Tranches (together, the “Offerings”). Such Engagement Letter shall include customary representations, warranties, covenants and indemnification provisions. The services to be performed by the Bank shall be set forth in such Engagement Letter and are expected to include, among others:

(a) assisting in the drafting and preparation of one or more prospectus supplements describing GWG, the Shares and the terms of the Offerings;

(b) advising the Seller Trusts on a marketing and distribution strategy for each Tranche of Shares, including whether a particular Tranche should be sold through a block trade, overnight bookbuild, or similar transaction;

(c) assisting GWG in preparing marketing materials and conducting one or more “roadshows” and meetings with potential purchasers of the Shares;

(d) advising the Seller Trusts as to the timing, structure and pricing of the Offerings;

(e) providing other advisory services as are customary for similar transactions.

The Engagement Letter shall include a requirement that, prior to any distribution of Stock by the Bank as contemplated by this Agreement, the Bank shall consult with each of GWG and the Trust Advisors as to the strategy for the marketing, sale and distribution of the respective Tranche.

1.5 After the Parties have agreed on the strategy for the marketing, sale and distribution of a Tranche, the Seller Trusts shall offer the Bank the right to serve as the lead left joint-book-running manager in connection with a best efforts distribution. GWG shall be entitled to appoint, in its discretion, an additional bank as joint book-running manager to participate in the distribution. The Seller Trusts further agree that in the event the Bank accepts such role it will be paid customary fees for the performance of its services in connection with such transactions and that such engagement will involve the execution of a standard form agreement with respect to the distribution of each Tranche, which may be in the form of a placement agency agreement, underwriting agreement or other appropriate agreement (each, a “Distribution Agreement”); provided, however, that nothing contained in this OMA or Engagement Letter shall require the Bank to underwrite or purchase all or any portion of a Tranche of Stock for its own account. Notwithstanding the foregoing, it is understood and agreed that the Bank or its affiliates may, solely at its discretion and without any obligation to do so, purchase Stock in any Tranche as principal.

1.6 Each such Distribution Agreement shall set out the customary terms and conditions for the sale and distribution of the respective Tranche, including customary representations, warranties, covenants and indemnification provisions. For the avoidance of doubt, each Distribution Agreement shall include provisions to the following effect: (i) GWG shall have no responsibility for the payment of fees or commissions payable to the Bank, which fees and commissions shall be the responsibility of certain affiliates of the Seller Trusts as set forth in the applicable Distribution Agreement; and (ii) each of GWG and the Seller Trusts shall agree to provide a customary indemnity in favor of the Bank and its affiliates.

1.7 If, in connection with the marketing, sale and distribution of a Tranche, the Bank determines that the number of Shares of Stock proposed to be included in the Tranche exceeds the number that can reasonably be sold, then the number of Shares of Stock shall be reduced accordingly on a pro-rata basis with respect to each of the Seller Trusts.

1.8 Prior to the offering of each Tranche, GWG shall provide the placement agents or underwriters in such Offering a list of the top 100 institutional holders of the Common Stock. In connection with any Offering, the Seller Trusts shall instruct the placement agents or underwriters to use their reasonable best efforts to (i) effect as wide a distribution of the Shares as is reasonably practicable without adversely affecting the pricing thereof and (ii) not sell any Shares to any person or Group (as such terms is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who, upon completion of the Offering, would have Beneficial Ownership (as defined in Rule 13d-3 under the Exchange Act) of shares of Common Stock representing in the aggregate 5.0% or more the total number of outstanding shares of Common Stock (or in the case of a person of the type described in Rule 13d-1(b)(1)(i) under the Exchange Act, 10% or more of the Total Voting Power).

Section 2. Compensation.

The Engagement Letter shall provide that the Bank shall not be entitled to any compensation for its advice hereunder or reimbursement of its expenses in connection with this OMA and shall only be entitled to compensation in connection with an Offering as provided in the Engagement Letter and related Distribution Agreement with respect to such Offering.

Section 3. [Reserved]

Section 4. General Provisions.

4.1 Term; Termination; Withdrawal of Bank.

(a) This OMA shall expire upon the earlier of (i) the first anniversary of the Effective Date and (ii) the date that all Shares of Stock of the Seller Trusts as set forth on Schedule A hereto have been sold (the “Term”). Notwithstanding the foregoing, this OMA may be terminated with or without cause at any time after the Effective Date and without liability or continuing obligation by any of the Parties hereto (i) by mutual written agreement of all of the Parties; and (ii) in writing by the Trust Advisors in their sole discretion.

(b) The Engagement Letter shall provide that the Bank may terminate its engagement at any time upon not less than 45 days’ prior written notice to the other Parties. In the event the Bank provides such notice at any time prior to the sale of greater than 50% of the Shares and within 12 months of the Effective Date, then GWG and the Trust Advisors may elect (A) to terminate this OMA or (B) to continue this OMA and to seek to appoint a substitute investment bank, in which case GWG, after consultation with the Trust Advisors, shall be entitled to appoint a substitute investment bank to serve as the lead joint-book-running manager for the sale of the Shares. In the event the Bank terminates the Engagement Letter at any time following the sale of greater than 50% of the Shares and within 12 months of the Effective Date, the termination thereof shall constitute a concurrent Termination of this OMA.

4.2 Amendments and Waivers. This OMA may be amended or modified in whole or in part, only by duly authorized agreement in writing executed by each of the Parties.

4.3 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when received by facsimile or email (provided that a copy is subsequently delivered by one of the other methods permitted in (i) through (iii) of this Section 4.3), addressed as follows:

If to GWG:

220 S. Sixth Street, Suite 1200

Minneapolis, MN 55402

Attention: Jon R. Sabes, CEO

Email: jsabes@gwglife.com

If to the Trust Advisors on behalf of the Seller Trusts:

Jeffrey S. Hinkle

Murray T. Holland

As Trust Advisors to Each of the Seller Trusts set forth on Schedule A hereto

c/o The Beneficient Company Group, L.P.

325 N. St. Paul Street, Suite 4850

Dallas, Texas 75201

Email: jhinkle@beneficient.com; mholland@mhtpartners.com

4.4 Assignments and Transfers by Seller Trusts. The provisions of this OMA shall be binding upon and inure to the benefit of the Seller Trusts and their respective successors and assigns. A Seller Trust may transfer or assign, in whole or from time to time in part, to one or more liquidating trusts its rights hereunder in connection with the transfer or resale of Stock held by such Seller Trust, provided that such Seller Trust complies with all laws applicable thereto and provides written notice of assignment to GWG promptly after such assignment is effected, and provided further that such liquidating trust and each beneficiary thereof executes a joinder to this OMA effective as of the date of such assignment or transfer.

4.5 Counterparts. This OMA may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.6 Severability. Any provision of this OMA that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

4.7 Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

4.8 Entire Agreement. This OMA is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein. This OMA supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

4.9 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This OMA, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this OMA or the negotiation, execution or performance of this OMA (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this OMA), will be construed in accordance with and governed by the law of the State of New York without regard to principles of conflicts of laws that would result in the application of the law of any other jurisdiction. Any action against any Party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of New York, and the Parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New York over any such action. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, AND AGREES TO CAUSE ITS AFFILIATES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

4.10 Certain Representations of the Parties. Each of the Parties hereto represents, several and not jointly, that it has taken all action required of it to duly authorize this OMA and that no further action or approval is required on its behalf and, when executed and delivered, this OMA constitutes a valid and binding obligation of such Party, enforceable in accordance with its terms.

4.11 Further Assurances. Each Party agrees to take such further action that may be reasonably required of it, and to execute such documents or instruments, in order to effectuate the transactions contemplated by this OMA.

4.12 Seller Trusts and Trust Advisors. It is expressly understood and agreed that (a) this document is executed and delivered by Delaware Trust Company, not individually or personally, but solely as Trustee, pursuant to direction from the Trust Advisors and in the exercise of the powers and authority conferred and vested in Delaware Trust Company as Trustee pursuant to the Trust Agreements of the Seller Trusts (the “Trust Agreements”) and the Trustee is governed by and subject to the Trust Agreements and entitled to the protections, rights and benefits contained therein, (b) each of the representations, undertakings and agreements herein made on the part of the Seller Trusts and Trust Advisors is made and intended not as personal representations, undertakings and agreements by Delaware Trust Company but is made and intended for the purpose for binding only the Seller Trusts and respective trust estates (the “Seller Trust Assets”), (c) nothing herein contained shall be construed as creating any liability on Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) under no circumstances shall Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Seller Trusts or Trust Advisors or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller Trusts or Trust Advisors under this Agreement or any other related documents, and (e) under no circumstances shall the Trust Advisors be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement, all such recourse being strictly to the Seller Trust Assets.

[Remainder of Page Intentionally Left Blank; Next Page is Signature Page]

IN WITNESS WHEREOF, the Parties hereto have executed this OMA as of the date first set forth above.

GWG HOLDINGS, INC.

By:	/s/ Jon R. Sabes
Name:	Jon R. Sabes, CEO

THE LT-1 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-2 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-3 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-4 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-5 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-6 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-7 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-8 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-9 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-12 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-13 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-14 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-15 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-16 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-17 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-18 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-19 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-20 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-21 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-22 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-23 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-24 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-25 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

THE LT-26 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

MURRAY T. HOLLAND, as Trust Advisor

/s/ MURRAY T. HOLLAND

JEFFREY S. HINKLE, as Trust Advisor

/s/ JEFFREY S. HINKLE

SCHEDULE A

List of Seller Trusts and Shares of Stock

Name of Record Holder	Number of Shares
The LT-1 Exchange Trust	1,397,705
The LT-2 Exchange Trust	1,396,863
The LT-3 Exchange Trust	2,563,777
The LT-4 Exchange Trust	2,537,152
The LT-5 Exchange Trust	2,516,313
The LT-6 Exchange Trust	2,535,832
The LT-7 Exchange Trust	2,526,515
The LT-8 Exchange Trust	2,536,840
The LT-9 Exchange Trust	404,110
The LT-12 Exchange Trust	80,402
The LT-13 Exchange Trust	-
The LT-14 Exchange Trust	204,064
The LT-15 Exchange Trust	63,834
The LT-16 Exchange Trust	920,349
The LT-17 Exchange Trust	39,347
The LT-18 Exchange Trust	81,860
The LT-19 Exchange Trust	224,917
The LT-20 Exchange Trust	4,601
The LT-21 Exchange Trust	555,751
The LT-22 Exchange Trust	555,750
The LT-23 Exchange Trust	1,466,884
The LT-24 Exchange Trust	1,466,883
The LT-25 Exchange Trust	1,466,884
The LT-26 Exchange Trust	1,466,883

EXHIBIT A

FORM OF JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Orderly Marketing Agreement, dated as of December [___], 2018 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “OMA”), by and among GWG Holdings, Inc., the Trust Advisors to the Seller Trusts listed on Schedule A thereto, and the Priority Holders listed on Schedule B thereto, and any other person or entity that becomes a party to the OMA in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the OMA.

By executing and delivering this Joinder Agreement to the OMA, the undersigned hereby agrees, effective commencing on the date hereof, to become a party to, and to be bound by and comply with the provisions of, the OMA applicable to it as a holder of Shares, in the same manner as if the undersigned were an original signatory to the OMA.

The undersigned acknowledges and agrees that Section 4.1 through Section 4.11 of the OMA are incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank; signature appears on next page]

Accordingly, the undersigned have executed and delivered this Joinder Agreement as of the ____ day of ________________, _____.

Name: [HOLDER/TRANSFEREE]

By:
Name:
Title:
Notice Information

Address:
Telephone:
Facsimile:
Email:

AGREED AND ACCEPTED
as of the day of , .

GWG HOLDINGS, INC.

By:
Name:
Title:

[TRANSFEROR (if applicable)]

By:
Name:
Title: